SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(A) of the Securities
                     Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:
[X]     Preliminary Proxy Statement     [  ]     Confidential, for Use  of  the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))

[  ]    Definitive Proxy Statement
[  ]    Definitive additional materials
[  ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                PRELIMINARY COPY

                               CASH ACCOUNT TRUST
                              CASH EQUIVALENT FUND
                              INVESTORS CASH TRUST
                          INVESTORS MUNICIPAL CASH FUND
                     TAX-EXEMPT CALIFORNIA MONEY MARKET FUND
                               ZURICH MONEY FUNDS
                             ZURICH YIELDWISE FUNDS

                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transaction applies:

(2)     Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement no.:

(3)     Filing Party:

(4)      Date Filed:

                                PRELIMINARY COPY

                               CASH ACCOUNT TRUST
                              CASH EQUIVALENT FUND
                              INVESTORS CASH TRUST
                          INVESTORS MUNICIPAL CASH FUND
                     TAX-EXEMPT CALIFORNIA MONEY MARKET FUND
                               ZURICH MONEY FUNDS
                             ZURICH YIELDWISE FUNDS

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

         Please take  notice  that  Special  Meetings  of  Shareholders  (each a
"Meeting") of each Kemper Trust listed above (each, a "Trust"), or, if applicable, each of its series (and, where applicable their respective classes) listed on Appendix 1 to the Proxy Statement (each such series is referred to herein as a "Fund" and, collectively, where applicable, with those Trusts that do not have multiple series, the "Funds"), will be held at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on May 25, 2001, at 4:00 p.m., Eastern time, for the following purposes:

   Proposal 1:                  To elect Trustees of each Trust;

   Proposal 2:                  To ratify the selection of Ernst & Young
                                LLP as the independent auditors for
                                each Fund for the Fund's current fiscal
                                year; and

   Proposal 3:                  To approve an amendment to the concentration
   (Cash Account Trust -        policy of Cash Account Trust - Money Market
   Money Market Portfolio)      Portfolio.

         The persons named as proxies will vote in their discretion on any other business that may properly come before a Meeting or any adjournments or postponements thereof.

         Holders of record of shares of each Fund at the close of business on February 26, 2001 are entitled to vote at a Meeting and at any adjournments or postponements thereof.

         In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at a Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the concerned Trust (for a Trust-wide vote) or Fund (for a Fund-wide vote) present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                                     By Order of the Boards,

                                                     /s/ Maureen E. Kane

                                                     Maureen E. Kane
                                                     Secretary

February 27, 2001

IMPORTANT -- We urge you to sign and date the enclosed proxy card(s) and return it in the enclosed envelope which requires no postage (or to take advantage of the electronic or telephonic voting procedures described on the proxy card(s)). Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity and expense of further solicitations. If you wish to attend the Meetings and vote your shares in person at that time, you will still be able to do so.

                                PRELIMINARY COPY

                               CASH ACCOUNT TRUST
                              CASH EQUIVALENT FUND
                              INVESTORS CASH TRUST
                          INVESTORS MUNICIPAL CASH FUND
                     TAX-EXEMPT CALIFORNIA MONEY MARKET FUND
                               ZURICH MONEY FUNDS
                             ZURICH YIELDWISE FUNDS
                            222 South Riverside Plaza
                             Chicago, Illinois 60606

                              JOINT PROXY STATEMENT

                                     GENERAL

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board," the Trustees of which are referred to as the "Trustees") of each trust listed above (each, a "Trust") for use at the Special Meeting of Shareholders of each Trust, or, if applicable, its series that are listed on Appendix 1 hereto (each such series is referred to herein as a "Fund" and, collectively, where applicable, with those Trusts that do not have any series, the "Funds"), to be held jointly at the offices of Zurich Scudder Investments, Inc., investment manager of each Fund ("ZSI"), 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on May 25, 2001, at 4:00 p.m., Eastern time, and at any and all adjournments or postponements thereof (each a "Meeting"). This Proxy Statement, the Notice of Special Meetings and the proxy card(s) are first being mailed to shareholders on or about February 27, 2001 or as soon as practicable thereafter. Proposal 1 describes the election of Trustees, Proposal 2 proposes the ratification of the selection of the Funds' independent auditors and Proposal 3 proposes the amendment of the concentration policy of Cash Account Trust - Money Market Portfolio.

         In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Funds whose Proxy Statement this is. In addition, for simplicity, all actions that are described in this Proxy Statement as being taken by a Fund that is a series of a Trust are actually taken by the respective Trust on behalf of the applicable Fund.

         EACH FUND PROVIDES PERIODIC REPORTS TO ALL OF ITS SHAREHOLDERS WHICH HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT FOR A FUND AND A COPY OF ANY MORE RECENT SEMI-ANNUAL REPORT, WITHOUT CHARGE, BY CALLING 800-[ ] OR WRITING THE FUND, C/O ZURICH SCUDDER INVESTMENTS, INC., AT THE ADDRESS FOR THE FUND SHOWN AT THE BEGINNING OF THIS PROXY STATEMENT.

         The following table identifies the Funds entitled to vote on each Proposal.

                                                  Cash Account
                                                  Trust - Money       All Other
                         Proposal                Market Portfolio       Funds


1.  To elect Trustees of each Trust.                      |X|             |X|

2.  To ratify the selection of Ernst &                    |X|             |X|
    Young LLP as the independent auditors
    for each Fund for the Fund's current
    fiscal year.

3.  To amend the concentration policy of                  |X|
    Cash Account Trust - Money Market
    Portfolio.

  The Board of Trustees of each Trust unanimously recommends that shareholders vote FOR the nominees listed in Proposal 1 and FOR Proposals 2 and 3.

                        PROPOSAL 1: ELECTION OF TRUSTEES

         At each Meeting, shareholders will be asked to elect twelve individuals to constitute the Board of Trustees of each Trust. The election of new Board members arises out of a restructuring program proposed by ZSI, the investment manager of each Fund. The restructuring program is designed to respond to changing industry conditions and investor needs. As part of the restructuring program, certain funds advised by ZSI that have similar investment policies and characteristics are proposed to be combined. In connection with that initiative, the Independent Trustees (as defined below) of the two separate boards of certain funds advised by ZSI are proposed to consolidate into a single board. The twelve individuals who have been nominated for election as Trustees of each Trust were nominated after careful consideration by the present Board of Trustees of each Trust. The nominees are listed below. Seven of the nominees are currently Trustees of each Trust and three of the other nominees are currently trustees or directors of other funds advised by ZSI. Two of the nominees, although not currently trustees or directors of any funds advised by ZSI, are senior executive officers of ZSI. These twelve nominees are also being nominated for election as trustees or directors of most of the other funds advised by ZSI. The proposed slate of nominees reflects an effort to consolidate the two separate boards who have historically supervised one group of funds advised by ZSI. The proposed consolidation is expected to provide administrative efficiencies to both the Funds and ZSI.

         The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee of the respective Trust commencing on July 1, 2001 and until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the applicable Trust. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend. The following tables present information about the nominees and the Trustee not standing for re-election. Each nominee's or Trustee's date of birth is in parentheses after his or her name. Unless otherwise noted, (i) each of the nominees and Trustees has engaged in the principal occupation(s) noted in the following tables for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each nominee is c/o Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.


Nominees for Election as Trustees:


       Name (Date of Birth), Principal Occupation and Affiliations          Year First Became a Board Member

                                                                            Cash Account Trust (  )
John W. Ballantine (2/16/46),(1) Retired; formerly, First Chicago NBD       Cash Equivalent Fund (  )
Corporation/The First National Bank of Chicago: 1996-1998, Executive Vice   Investors Cash Trust (  )
President and Chief Risk Management Officer; 1995-1996, Executive Vice      Investors Municipal Cash Fund  (  )
President and Head of International Banking; Director, First Oak Brook      Tax-Exempt  California Money Market
Bancshares, Inc., Oak Brook Bank and Tokheim Corporation.                   Fund (  )
                                                                            Zurich Money Funds (  )
                                                                            Zurich YieldWise Funds (  )

Lewis A. Burnham (1/8/33),(1) Retired; formerly, Partner, Business          Cash Account Trust (  )
Resources Group; formerly, Executive Vice President, Anchor Glass           Cash Equivalent Fund (  )
Container Corporation.                                                      Investors Cash Trust (  )
                                                                            Investors Municipal Cash Fund  (  )
                                                                            Tax-Exempt  California Money Market
                                                                            Fund (  )
                                                                            Zurich Money Funds (  )
                                                                            Zurich YieldWise Funds (  )

Mark  S.  Casady   (9/12/60),*   Managing  Director,   ZSI;  formerly,      Nominee
Institutional Sales Manager of an unaffiliated mutual fund distributor.


Linda C. Coughlin (1/1/52),*(2) Managing Director, ZSI.                     Cash Account Trust (  )
                                                                            Cash Equivalent Fund (  )
                                                                            Investors Cash Trust (  )
                                                                            Investors Municipal Cash Fund  (  )
                                                                            Tax-Exempt  California Money Market
                                                                            Fund (  )
                                                                            Zurich Money Funds (  )
                                                                            Zurich YieldWise Funds (  )

Donald L. Dunaway (3/8/37),(1) Retired; formerly, Executive Vice            Cash Account Trust (  )
President, A.O. Smith Corporation (diversified manufacturer).               Cash Equivalent Fund (  )
                                                                            Investors Cash Trust (  )
                                                                            Investors Municipal Cash Fund  (  )
                                                                            Tax-Exempt  California Money Market
                                                                            Fund (  )
                                                                            Zurich Money Funds (  )
                                                                            Zurich YieldWise Funds (  )

James R. Edgar (7/22/46),(3) Distinguished Fellow, University of Illinois   Nominee
Institute of Government and Public Affairs; Director, Kemper Insurance
Companies (not affiliated with the Kemper Funds); Director, John B.
Sanfilippo & Son, Inc.; Director, Horizon Group Properties, Inc.;
formerly, Governor, State of Illinois.

William F. Glavin (8/30/58),* Managing Director, ZSI.                       Nominee

                                                                            Cash Account Trust (  )
Robert B. Hoffman (12/11/36),(1) Retired; formerly, Chairman,               Cash Equivalent Fund (  )
Harnischfeger Industries, Inc. (machinery for the mining and paper          Investors Cash Trust (  )
industries); formerly, Vice Chairman and Chief Financial Officer,           Investors Municipal Cash Fund  (  )
Monsanto Company (agricultural, pharmaceutical and nutritional/food         Tax-Exempt  California Money Market
products); formerly, Vice President, Head of International Operations,      Fund (  )
FMC Corporation (manufacturer of machinery and chemicals); Director,        Zurich Money Funds (  )
Harnischfeger Industries, Inc.                                              Zurich YieldWise Funds (  )

Shirley D. Peterson (9/3/41),(1) Retired; formerly, President, Hood         Cash Account Trust (  )
College; formerly, Partner, Steptoe & Johnson (attorneys); prior thereto,   Cash Equivalent Fund (  )
Commissioner, Internal Revenue Service; prior thereto, Assistant Attorney   Investors Cash Trust (  )
General (Tax), U.S. Department of Justice; Director, Bethlehem Steel Corp.  Investors Municipal Cash Fund  (  )
                                                                            Tax-Exempt  California Money Market
                                                                            Fund (  )
                                                                            Zurich Money Funds (  )
                                                                            Zurich YieldWise Funds (  )


Fred B. Renwick  (2/1/30),(3)  Professor of Finance,  New York              Nominee
University,  Stern School of Business;  Director, the Wartburg
Foundation;  Chairman,  Finance Committee of Morehouse College
Board of Trustees; Director, American Bible Society Investment
Committee;  previously  member of the Investment  Committee of
Atlanta  University  Board of Trustees;  formerly  Director of
Board of Pensions Evangelical Lutheran Church in America.

                                                                            Cash Account Trust (  )
William P. Sommers (7/22/33),(1) Retired; formerly, President and Chief     Cash Equivalent Fund (  )
Executive Officer, SRI International (research and development); prior      Investors Cash Trust (  )
thereto, Executive Vice President, Iameter (medical information and         Investors Municipal Cash Fund  (  )
educational service provider); prior thereto, Senior Vice President and     Tax-Exempt  California Money Market
Director, Booz, Allen & Hamilton Inc.  (management consulting firm);        Fund (  )
Director, PSI Inc., Evergreen Solar, Inc. and Litton Industries; Advisor,   Zurich Money Funds (  )
Guckenheimer Enterprises; Consultant and Director, SRI/Atomic Tangerine.    Zurich YieldWise Funds (  )

John G. Weithers (8/8/33),(3) Retired;  formerly,  Chairman of              Nominee
the Board and Chief Executive Officer, Chicago Stock Exchange;
Director,  Federal Life  Insurance  Company;  President of the
Members of the Corporation and Trustee, DePaul University.


* Interested person of each Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

(1) Messrs. Ballantine, Burnham, Dunaway, Hoffman, Sommers and Ms. Peterson serve as board members of 26 investment companies, with 45 portfolios managed by ZSI.

(2) Ms. Coughlin serves as a board member of 56 investment companies with 137 portfolios managed by ZSI.

(3) Messrs. Edgar, Renwick and Weithers serve as board members of 16 investment companies with 58 portfolios managed by ZSI.

Trustee Not Standing for Re-Election:

                                             Present Office with Each Trust;
                                            Principal Occupation or Employment
Name (Date of Birth)                                and Directorships


Donald R. Jones (1/17/30)           Trustee; Retired;  Director,  Motorola, Inc.
                                    (manufacturer  of  electronic  equipment and
                                    components);    formerly,   Executive   Vice
                                    President  and  Chief   Financial   Officer,
                                    Motorola, Inc.


Responsibilities of Each Board of Trustees -- Board and Committee Meetings

         The primary responsibility of each Board is to represent the interests of the shareholders of the applicable Fund and to provide oversight of the management of the Fund. The board that is proposed for election at the Meetings is comprised of three individuals who are considered "interested" Trustees, and nine individuals who have no affiliation with ZSI and who are not considered "interested" Trustees (the "Independent Trustees"). The Securities and Exchange Commission (the "SEC") has recently adopted rules that require a majority of the board members of a fund to be "independent" if the fund takes advantage of certain exemptive rules under the 1940 Act. If the proposed Board of Trustees is approved by shareholders, 75% will be Independent Trustees. Each of the nominees that will be considered an Independent Trustee if elected has been selected and nominated solely by the current Independent Trustees of each Trust.

         The Trustees meet multiple times during the year to review the investment performance of each Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. Furthermore, the Independent Trustees review the fees paid to ZSI and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Report"). For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters, and regularly meet privately with their counsel.

         Currently, each Board has an Audit Committee and a Nominating and Governance Committee, the responsibilities of which are described below. In addition, each Board has a Valuation Committee and a Contract Renewal Committee. During calendar year 2000, the Board of Cash Equivalent Fund, Investors Cash Trust, Investors Municipal Cash Fund and Tax-Exempt California Money Market Fund met eight times and the Board of Cash Account Trust, Zurich Money Funds and Zurich YieldWise Funds met nine times. Each then current Trustee attended 75% or more of the respective meetings of the Board and the Committees (if a member thereof) held during calendar year 2000.

Audit Committee

         The Audit Committee makes recommendations regarding the selection of independent auditors for each Fund, confers with the independent auditors regarding each Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. As suggested by the Advisory Group Report, the Audit Committee is comprised of only Independent Trustees, receives annual representations from the auditors as to their independence, and has a written charter that delineates the committee's duties and powers. Currently, the members of the Audit Committee are Donald L. Dunaway (Chairman), Robert B. Hoffman and Donald R. Jones. The Audit Committee held five meetings during calendar year 2000.

Nominating and Governance Committee

         Each Board has a Nominating and Governance Committee, comprised of only Independent Trustees, that seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of each Trust's Governance Procedures and Guidelines. The Nominating and Governance Committee has a written charter that delineates the committee's duties and powers. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendation(s) to the Secretary of the applicable Trust. Currently, the members of the Nominating and Governance Committee are Lewis A. Burnham (Chairman), John W. Ballantine, Shirley D. Peterson and William P. Sommers. The Nominating and Governance Committee held one meeting during calendar year 2000.

Officers

         The officers of each Trust are set forth in Appendix 2.

Compensation of Trustees and Officers

         Each Trust pays the Independent Trustees a monthly retainer and an attendance fee, plus expenses, for each Board meeting and committee meeting attended. As reflected below, the Trustees currently serve as board members of various other funds advised by ZSI. ZSI supervises each Fund's investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of each Fund and receives a management fee for its services. Several of the officers and Trustees are also officers, directors, employees or stockholders of ZSI and participate in the fees paid to that firm, although no Trust makes direct payments to them.

         To facilitate the restructuring of the boards discussed above, certain Independent Trustees agreed not to stand for re-election. Independent Trustees of each Trust are not entitled to benefits under any pension or retirement plan. However, the Board of each fund whose board is being restructured determined that, particularly given the benefits that would accrue to the funds from the restructuring of the boards, it was appropriate to provide the four Independent Trustees who were not standing for re-election for various funds a one-time benefit. The cost of such benefit is being allocated among all the affected funds, with ZSI agreeing to bear one-half of the cost of such benefit, given that ZSI also benefits from administrative efficiencies of a consolidated board. Mr. Jones, an Independent Trustee of each Trust who is not standing for re-election, will receive such a one-time benefit. The amount received on behalf of each fund for which he serves as a trustee ranges from $1,071 to $8,078 (approximately $225,000 in the aggregate).

         The following Compensation Table provides in tabular form the following data:

         Column (1) All Trustees who receive compensation from each Trust (columns 1 through 7).

         Column (2) Aggregate compensation received by each Trustee from each Trust during calendar year 2000 (rows corresponding with columns 1 through 7).

         Column (3) Total compensation received by each Trustee from funds advised by ZSI (collectively, the "Fund Complex") during calendar year 2000 (bottom row).


                               COMPENSATION TABLE
                                    1             2           3                 4              5               6              7

                              John W.         Lewis A.     Donald L.        Robert B.      Donald R.       Shirley D.     William P.
                              Ballantine      Burnham      Dunaway (1)      Hoffman        Jones           Peterson       Sommers


                                                                         Compensation from Trust (number of series)
Cash Account Trust

Cash Equivalent Fund

Investors Cash Trust

Investors Municipal
Cash Fund

Tax-Exempt California
Money Market Fund

Zurich Money Funds

Zurich YieldWise Funds

Total Compensation from
Fund Complex(2)(3)


(1) Includes deferred fees. Pursuant to deferred compensation agreements with each Trust, deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred fees (including interest thereon) payable from each Trust to Mr. Dunaway are $_______.

(2)   Includes   compensation   for   service   on  the   boards  of  26  Kemper
trusts/corporations comprised of 45 funds. Each Trustee currently serves on the boards of 26 Kemper trusts/corporations comprised of 45 funds.

(3) Aggregate compensation reflects amounts paid to the Trustees for numerous special meetings in connection with the ZSI restructuring initiative (which included a comprehensive review of ZSI's proposals, including a branding change, combinations of certain funds, liquidations of certain funds, implementation of an administrative agreement for certain funds and the consolidation of certain boards). Such amounts totaled $____, $____, $_______, $______, $______, and
$______ for Messrs. Ballantine, Burnham, Dunaway, Hoffman, Jones, Sommers and Ms. Peterson , respectively. A portion of these meeting fees were borne by ZSI.

                The Trustees of each Trust unanimously recommend
              that shareholders of each Fund vote FOR each nominee.

 PROPOSAL 2: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT AUDITORS

         The Board of Trustees of each Trust, including all of the Independent Trustees, has selected Ernst & Young LLP ("E&Y") to act as independent auditors of each Fund for the Fund's current fiscal year and recommends that shareholders ratify such selection. One or more representatives of E&Y are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

         The following table shows fees paid to E&Y during each Fund's most recent fiscal year. The information for each Fund in the column "Audit Fees" shows the amounts paid to E&Y for the audit and review of financial statements of the Fund. The information for each Fund in the columns "Financial Information Systems Design and Implementation Fees" and "All Other Fees" shows the aggregate amounts paid to E&Y by the Fund, ZSI and all entities controlling, controlled by, or under common control with ZSI that provide services to the Fund. The Audit Committee of the Board of each Trust [has] [has not] considered whether E&Y's provision of services, the compensation for which is disclosed under "Financial Information Systems Design and Implementation Fees" and "All Other Fees," is compatible with maintaining E&Y's independence.

                                                      Financial
                                                      Information
                                                     Systems Design       All
                                        Audit      and Implementation    Other
                                        Fees            Fees(1)          Fees(2)

CASH ACCOUNT TRUST
Money Market Portfolio
Government Securities Portfolio
Tax-Exempt Portfolio

CASH EQUIVALENT FUND
Money Market Portfolio
Government Securities Portfolio
Tax-Exempt Portfolio

INVESTORS CASH TRUST

Government Securities Portfolio
Treasury Portfolio

INVESTORS  MUNICIPAL CASH FUND
Investors  Florida  Municipal Cash Fund
Investors New Jersey Municipal Cash Fund
Investors  Michigan Municipal Cash Fund
Investors Pennsylvania Municipal Cash Fund
Tax-Exempt New York Money Market Portfolio

TAX-EXEMPT CALIFORNIA MONEY MARKET FUND

ZURICH MONEY FUNDS
Zurich Money Market Fund
Zurich Government Money Fund
Zurich Tax-Free Money Fund

ZURICH YIELDWISE FUNDS
Zurich YieldWise Money Fund
Zurich YieldWise Government Money Fund
Zurich YieldWise Municipal Money Fund



(1)      Represents aggregate fees billed for information technology services.

(2) Represents aggregate fees billed for all other non-audit services, including tax-related services.

              The Trustees of each Trust unanimously recommend that shareholders of each Fund vote in favor of this Proposal 2.

                  PROPOSAL 3: AMENDMENT TO CONCENTRATION POLICY
               (Cash Account Trust - Money Market Portfolio Only)

         The Board of Trustees of Cash Account Trust has approved, and recommends that shareholders of Cash Account Trust - Money Market Portfolio ("Money Market Portfolio") approve, an amendment to Money Market Portfolio's concentration policy.

         Money Market Portfolio currently has a fundamental policy not to concentrate its investments in a particular industry, except that the Fund will invest more than 25% of its assets in instruments issued by banks. This exception requires Money Market Portfolio to concentrate (i.e., invest more than 25% of the Fund's assets) in instruments issued by banks. Money Market Portfolio does not have the freedom to concentrate (i.e., concentrate when deemed advisable by the Fund's investment manager), except for temporary or defensive purposes.

         Under the 1940 Act, a fund must recite its policies with respect to industry concentration in its prospectus. Any change to those policies requires shareholder approval. Under SEC rules and guidelines, investing more than 25% of a fund's net assets in any one industry represents concentration. Generally, funds may not reserve the freedom of action to concentrate. However, money market funds may reserve freedom of action to concentrate in "government securities" (as defined in the 1940 Act) and certain bank instruments issued by domestic banks. In order to allow Money Market Portfolio greater flexibility to invest in instruments that the Fund's investment manager considers attractive, the Board proposes that Money Market Portfolio adopt a policy that allows (but does not require) it to concentrate in government securities and bank instruments of domestic banks.

         With the freedom to concentrate in government securities and bank instruments of domestic banks, Money Market Portfolio will have the ability to diversify its portfolio while maintaining the ability to concentrate when necessary to adjust to current market and other conditions.

         Money Market Portfolio's current fundamental investment policy states:

                  "[The] Fund may not, as a fundamental policy:

                           Concentrate 25% or more of the value of the Portfolio's assets in any one industry; provided, however, that (a) the Portfolio reserves freedom of action to invest up to 100% of its assets in obligations of, or guaranteed by, the United States
                           Government, its agencies or instrumentalities in accordance with its investment objective and policies and (b) the Portfolio will invest at least 25% of its assets in obligations issued by banks in accordance with its investment objective and policies. However, the Portfolio may, in the discretion of its investment adviser, invest less than 25% of its assets in obligations issued by banks whenever the Portfolio assumes a temporary defensive posture.

         The proposed fundamental investment policy that you are being asked to approve states:

                  "The Fund may not, as a fundamental policy:

                           Concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Fund reserves the freedom of action to concentrate in government securities and instruments issued by domestic banks."

         As with Money Market Portfolio's current fundamental policy on concentration, in the event that the Fund concentrates its investments in instruments issued by domestic banks, changes in the financial condition or market assessment of the financial condition of such domestic banks could have a significant adverse impact on the Fund. Consequently, if Money Market Portfolio were concentrated, an investment in the Fund may be riskier than an investment in a money market fund that does not concentrate in instruments issued by domestic banks. Domestic banks include U.S. banks and U.S. branches of foreign banks that are subject to the same regulation as U.S. banks. Domestic banks may also include foreign branches of domestic banks if the investment risk associated with investing in instruments issued by the foreign branch of a domestic bank is the same as investing in instruments issued by the domestic parent.

         If the amendment to Money Market Portfolio's fundamental investment policy is approved by the Fund's shareholders, it will become effective on or about [Date], 2001. If the shareholders of Money Market Portfolio do not approve the amendment to the Fund's fundamental investment policy, the existing policy on concentration will remain in place.

   The Board of Trustees of Cash Account Trust unanimously recommends that the shareholders of Money Market Portfolio vote in favor of this Proposal 3.

                             ADDITIONAL INFORMATION

General

         [Information will be inserted regarding the allocation of expenses associated with the proxy solicitation and shall be set forth in Appendix 3.] In addition to solicitation by mail, certain officers and representatives of each Trust, officers and employees of ZSI and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

         Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Funds, c/o Zurich Scudder Investments, Inc., at the address for each Fund shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each Proposal referred to in the Proxy Statement.

         The presence at a Meeting, in person or by proxy, of the holders of 30% of the shares entitled to be cast of such Trust (for a Trust-wide vote) or Fund (for a Fund-wide vote) shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting with respect to one or more Trusts or Funds, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter requiring a Trust-wide or Fund-wide vote will require, respectively, the affirmative vote of the holders of a majority of the concerned Trust's or Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at a Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

         Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of each Trust voting at the Meeting and, where applicable, at the special meeting(s) of the other series or classes of the Trusts. Shareholders of all series of each multi-series Trust will meet on May 25, 2001 and the vote on Trustees of the Trust and related quorum and adjournment requirements will be determined based upon the results of the voting of shares of each series of such Trust, voting as a single class. Please see Appendix 3 for the outstanding shares of all the series of each multi-series Trust. Approval of Proposal 2 as to a Fund requires the affirmative vote of a majority of the shares of that Fund voting at the Meeting. Approval of Proposal 3 as to the Cash Account Trust - Money Market Portfolio requires the affirmative vote of a "majority of the outstanding voting securities" of such Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act, and as used in connection with Proposal 3, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of the Fund. Shareholders of each class of Cash Account Trust - Money Portfolio will meet on May 25, 2001 and the vote on Proposal 3 and related quorum and adjournment requirements will be determined based upon the results of the voting of shares of each class of such fund, voting as a single class

         Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for Proposal 1, and will have the effect of a "no" vote on Proposals 2 and 3. Shareholders of each Trust will vote together on Proposal 1. Shareholders of each Fund will vote separately with respect to Proposal 2. Shareholders of Cash Account Trust - Money Market Portfolio will vote together on Proposal 4.

         Holders of record of the shares of each Fund at the close of business on February 26, 2001, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Meeting. The table provided in Appendix 4 hereto sets forth the number of shares outstanding for each class of each Fund as of [ ], 2001.

         Appendix 5 sets forth the beneficial owners of more than 5% of any class of a Fund's shares. To the best of each Trust's knowledge, as of [ ], 2001, no person owned beneficially more than 5% of any class of a Fund's outstanding shares, except as stated in Appendix 5.

         Appendix 6 hereto sets forth the number of shares of each series of each Trust owned directly or beneficially by the Trustees of the relevant Board and by the nominees for election.

         Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $[ ]. As the Meeting date approaches, certain shareholders of a Fund may receive a telephone call from a representative of SCC if their votes have not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of a Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

         In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name and address, or the last four digits of the social security or taxpayer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the SCC representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card(s), and ask for the shareholder's instructions on the Proposals. Although the SCC representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

         If a shareholder wishes to participate in a Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at 1-800-[ ]. Any proxy given by a shareholder is revocable until voted at a Meeting.

         Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions.

Principal Underwriter and Administrator

         Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 is the principal underwriter for the shares of each Fund and serves as administrator of each Fund.

Shareholder Proposals for Subsequent Meetings

         Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the applicable Trust, c/o Zurich Scudder Investments, Inc., at the address for the Trust set forth at the beginning of this Proxy Statement, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

         No Trustee is aware of any matters that will be presented for action at a Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Trust and/or Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Boards,

/s/ Maureen E. Kane

Maureen E. Kane
Secretary

                                   APPENDIX 1

               TRUSTS and Series (and, where applicable, Classes)


                               CASH ACCOUNT TRUST
                             Money Market Portfolio
                                 (Premier Shares)
                                 (Service Shares)


                         Government Securities Portfolio
                                 (Service Shares)
                                 (Premier Shares)


                              Tax-Exempt Portfolio
                                 (Service Shares)
                              (Institutional Shares)


                              CASH EQUIVALENT FUND
                             Money Market Portfolio
                         Government Securities Portfolio
                              Tax-Exempt Portfolio


                              INVESTORS CASH TRUST
                         Government Securities Portfolio
                                 (Service Shares)
                              (Institutional Shares)


                               Treasury Portfolio
                                 (Service Shares)


                          INVESTORS MUNICIPAL CASH FUND
                      Investors Florida Municipal Cash Fund
                    Investors New Jersey Municipal Cash Fund
                     Investors Michigan Municipal Cash Fund
                   Investors Pennsylvania Municipal Cash Fund
                   Tax-Exempt New York Money Market Portfolio


                     TAX-EXEMPT CALIFORNIA MONEY MARKET FUND


                               ZURICH MONEY FUNDS
                            Zurich Money Market Fund
                          Zurich Government Money Fund
                           Zurich Tax-Free Money Fund


                             ZURICH YIELDWISE FUNDS
                           Zurich YieldWise Money Fund
                     Zurich YieldWise Government Money Fund
                     Zurich YieldWise Municipal Money Fund

                                   APPENDIX 2

                                    Officers

         The following persons are officers of each Trust noted in the table below:

                              Present Office with
                              the Trust; Principal                    Trust (Year First
Name (Date of Birth)          Occupation or Employment1               Became an Officer)(2)

Mark S. Casady            President;  Managing  Director,  ZSI;      Cash Account Trust (  )
(9/21/60)                 formerly,     Institutional     Sales      Cash Equivalent Fund (  )
                          Manager  of  an  unaffiliated  mutual      Investors Cash Trust (  )
                          fund distributor.                          Investors Municipal Cash Fund  (  )
                                                                     Tax-Exempt California Money Market Fund (  )
                                                                     Zurich Money Funds (  )
                                                                     Zurich YieldWise Funds (  )

Linda C. Coughlin         Trustee,     Vice    President    and      Cash Account Trust (  )
(1/1/52)                  Chairman; [ ], ZSI.                        Cash Equivalent Fund (  )
                                                                     Investors Cash Trust (  )
                                                                     Investors Municipal Cash Fund  (  )
                                                                     Tax-Exempt  California  Money  Market Fund (  )
                                                                     Zurich Money Funds (  )
                                                                     Zurich YieldWise Funds (  )

Philip J. Collora         Vice    President    and    Assistant      Cash Account Trust (  )
(11/15/45)                Secretary;   Attorney,   Senior  Vice      Cash Equivalent Fund (  )
                          President, ZSI.                            Investors Cash Trust (  )
                                                                     Investors Municipal Cash Fund  (  )
                                                                     Tax-Exempt  California  Money  Market Fund (  )
                                                                     Zurich Money Funds (  )
                                                                     Zurich YieldWise Funds (  )

Kathryn L. Quirk          Vice  President;  Managing  Director,      Cash Account Trust (  )
(12/3/52)                 ZSI.                                       Cash Equivalent Fund (  )
                                                                     Investors Cash Trust (  )
                                                                     Investors Municipal Cash Fund  (  )
                                                                     Tax-Exempt  California  Money  Market Fund (  )
                                                                     Zurich Money Funds (  )
                                                                     Zurich YieldWise Funds (  )

Richard L. Vandenberg     Vice President; [  ], ZSI.                 Cash Account Trust (  )
(11/16/49)                                                           Cash Equivalent Fund (  )
                                                                     Investors Cash Trust (  )
                                                                     Investors Municipal Cash Fund  (  )
                                                                     Tax-Exempt  California  Money  Market Fund (  )
                                                                     Zurich Money Funds (  )
                                                                     Zurich YieldWise Funds (  )

Frank J. Rachwalski, Jr.  Vice President; [  ], ZSI.                 Cash Account Trust (  )
(3/26/45)                                                            Cash Equivalent Fund (  )
                                                                     Investors Cash Trust (  )
                                                                     Investors Municipal Cash Fund  (  )
                                                                     Tax-Exempt  California  Money  Market Fund (  )
                                                                     Zurich Money Funds (  )
                                                                     Zurich YieldWise Funds (  )

Linda J. Wondrack         Vice    President;     Senior    Vice      Cash Account Trust (  )
(9/12/64)                 President, ZSI.                            Cash Equivalent Fund (  )
                                                                     Investors Cash Trust (  )
                                                                     Investors Municipal Cash Fund  (  )
                                                                     Tax-Exempt  California  Money  Market Fund (  )
                                                                     Zurich Money Funds (  )
                                                                     Zurich YieldWise Funds (  )

John R. Hebble            Treasurer;   Senior  Vice  President,      Cash Account Trust (  )
(6/27/58)                 ZSI.                                       Cash Equivalent Fund (  )
                                                                     Investors Cash Trust (  )
                                                                     Investors Municipal Cash Fund  (  )
                                                                     Tax-Exempt  California  Money  Market Fund (  )
                                                                     Zurich Money Funds (  )
                                                                     Zurich YieldWise Funds (  )

Brenda Lyons              Assistant   Treasurer;   Senior  Vice      Cash Account Trust (  )
(2/21/63)                 President, ZSI.                            Cash Equivalent Fund (  )
                                                                     Investors Cash Trust (  )
                                                                     Investors Municipal Cash Fund  (  )
                                                                     Tax-Exempt  California  Money  Market Fund (  )
                                                                     Zurich Money Funds (  )
                                                                     Zurich YieldWise Funds (  )

Maureen E. Kane           Secretary;   Vice   President,   ZSI;      Cash Account Trust (  )
(2/14/62)                 formerly,  Assistant  Vice  President      Cash Equivalent Fund (  )
                          of   an    unaffiliated    investment      Investors Cash Trust (  )
                          management   firm;   prior   thereto,      Investors Municipal Cash Fund  (  )
                          Associate   Staff   Attorney   of  an      Tax-Exempt California Money Market Fund (  )
                          unaffiliated   investment  management      Zurich Money Funds (  )
                          firm,   and   Associate,   Peabody  &      Zurich YieldWise Funds (  )
                          Arnold (law firm).

Caroline Pearson          Assistant   Secretary;   Senior  Vice      Cash Account Trust (  )
(4/1/62)                  President, ZSI; formerly,  Associate,      Cash Equivalent Fund (  )
                          Dechert  Price &  Rhoads  (law  firm)      Investors Cash Trust (  )
                          1989 to 1997.                              Investors Municipal Cash Fund  (  )
                                                                     Tax-Exempt California Money Market Fund (  )
                                                                     Zurich Money Funds (  )
                                                                     Zurich YieldWise Funds (  )


1    Unless  otherwise  stated,  all of the officers have been  associated  with
     their  respective  companies  for  more  than  five  years,   although  not
     necessarily in the same capacity.

2 The President, Treasurer and Secretary each holds office until the first meeting of Trustees in each calendar year and until his or her successor has been duly elected and qualified, and all other officers hold offices as the Trustees permit in accordance with the By-laws of the applicable Trust.

                                   APPENDIX 3

                               Allocation of Costs

         Each Fund will pay its own allocable share of the cost of preparing, printing and mailing the enclosed proxy card(s) and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph (all such costs are referred to as the "Proxy Costs"), except that, for each Fund, ZSI will bear any such expenses in excess of the amount set forth in column 1 for that Fund (unless otherwise noted). The amount borne by each Fund amounts to approximately the per share amount set forth in column 2 for that Fund, based on [ ], 2001 net assets for the Fund.
                                                Column 1          Column 2
                                                (Maximum          (Maximum
Fund                                            Allocated       Allocated Cost
                                                Expense)          Per Share)

Cash Account Trust
Money Market Portfolio                           $ [ ]              $ [ ]
Government Securities Portfolio                  $ [ ]              $ [ ]
Tax-Exempt Portfolio                             $ [ ]              $ [ ]

Cash Equivalent Fund
Money Market Portfolio                           $ [ ]              $ [ ]
Government Securities Portfolio                  $ [ ]              $ [ ]
Tax-Exempt Portfolio                             $ [ ]              $ [ ]

Investors Cash Trust
Government Securities Portfolio                  $ [ ]              $ [ ]
Treasury Portfolio                               $ [ ]              $ [ ]

Investors Municipal Cash Fund
Investors Florida Municipal Cash Fund            $ [ ]              $ [ ]
Investors New Jersey Municipal Cash Fund         $ [ ]              $ [ ]
Investors Michigan Municipal Cash Fund           $ [ ]              $ [ ]
Investors Pennsylvania Municipal Cash Fund       $ [ ]              $ [ ]

Tax-Exempt New York Money Market Portfolio       $ [ ]              $ [ ]
Tax-Exempt California Money Market Fund          $ [ ]              $ [ ]

Zurich Money Funds
Zurich Money Market Fund                         $ [ ]              $ [ ]
Zurich Government Money Fund                     $ [ ]              $ [ ]
Zurich Tax-Free Money Fund                       $ [ ]              $ [ ]

Zurich YieldWise Funds                           $ [ ]              $ [ ]
Zurich YieldWise Money Fund                      $ [ ]              $ [ ]
Zurich YieldWise Government Money Fund           $ [ ]              $ [ ]
Zurich YieldWise Municipal Money Fund            $ [ ]              $ [ ]

                                   APPENDIX 4

                             Fund Shares Outstanding

         The table below sets forth the number of shares outstanding for each Class of each Fund as of [ ], 2001.

                                                    Number of Shares
Fund/Class                                               Outstanding

                                   APPENDIX 5

                        Beneficial Owners of Fund Shares

                                   APPENDIX 6

                   Fund Shares Owned by Nominees and Trustees

                                  FORM OF PROXY

                             YOUR VOTE IS IMPORTANT!

           Please fold and detach card at perforation before mailing.

[NAME OF TRUST]                   Special Meeting of Shareholders - May 25, 2001

         I hereby appoint Maureen E. Kane, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on May 25, 2001 at 4:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments thereof.

         I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

         This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

                                          PLEASE SIGN, DATE AND RETURN PROMPTLY
                                                 IN THE ENCLOSED ENVELOPE.
                                                  NO POSTAGE IS REQUIRED.

                                                Dated ___________________, 2001

                                    Please  sign  exactly  as your name or names
                                    appear.   When   signing  as  an   attorney,
                                    executor,    administrator,    trustee    or
                                    guardian, please give your full title as such.



                                           ________________________________
                                            Signature(s) of Shareholder(s)

                             YOUR VOTE IS IMPORTANT!

           Please fold and detach card at perforation before mailing.

This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals.

This proxy is solicited on behalf of the Board of Trustees of the Fund. The Board of Trustees unanimously recommends a vote FOR the proposals.

PROPOSAL 1                                                Please vote by filling
                                                            in the boxes below.

To elect Trustees to hold office until their        FOR all          WITHHOLD
respective successors have been duly elected        nominees        authority to
and   qualified   or  until  their   earlier     listed (except)    vote for all
resignation or removal.                           as noted in         nominees
                                                 space provided)      listed

                                                       [   ]           [    ]

NOMINEES:  (01) John W. Ballantine, (02) Lewis A. Burnham,
           (03) Mark S. Casady,  (04) Linda C.  Coughlin,  (05) Donald
           L. Dunaway,  (06) James R. Edgar,  (07) William  F. Glavin,
           (08) Robert B. Hoffman, (09) Shirley D. Peterson, (10) Fred B. Renwick, (11) William P. Sommers, (12) John G. Weithers.

INSTRUCTION: To withhold authority to vote for any individual nominee, write the name(s) on the line immediately below.


                                                 FOR        AGAINST      ABSTAIN
PROPOSAL 2
To ratify the selection of Ernst & Young LLP
as the  independent  auditors  for each Fund     [  ]        [   ]        [   ]
for the Fund's current fiscal year.


PROPOSAL 3
(Cash Account Trust - Money Market
Portfolio ONLY)
To approve an amendment to the concentration     [  ]        [   ]        [   ]
policy of Cash Account  Trust - Money Market
Porfolio.

The proxies are authorized to vote in their discretion on any other business that may properly come before the meeting and any adjournments thereof.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE